                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   __________


                                   FORM 8-K/A

                             AMENDMENT NO. 1 TO THE

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 29, 1994

                      Sensormatic Electronics Corporation
               (Exact name of registrant as specified in charter)


         Delaware                       1-10739                34-1024665
(State or other jurisdic-             (Commission             (IRS employer
 tion of incorporation)               file number)         identification No.)


500 N.W. 12th Avenue
Deerfield Beach, Florida                                          33442
(Address of principal executive offices)                        (Zip Code)


             Registrant's telephone number, including area code:
                                (305) 420-2000


        (Former name or former address, if changed since last report)

       Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          The information with respect to Knogo in the financial statements and pro forma financial information below has been supplied by Knogo, and the information with respect to Sensormatic in such pro forma financial information has been supplied by Sensormatic.


(a)(1)  UNAUDITED FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.
        Unaudited consolidated financial statements of Knogo for the period ended August 31, 1994 (previously filed):

        Knogo Corporation and Subsidiaries Condensed Consolidated
        Balance Sheet (Unaudited), at August 31, 1994

        Knogo Corporation and Subsidiaries Consolidated
        Statement of Operations (Unaudited), for the three- and six-month periods ended August 31, 1994

        Knogo Corporation and Subsidiaries Consolidated Statement of Cash Flows (Unaudited), for the six-month period ended
        August 31, 1994

        Knogo Corporation and Subsidiaries Notes to Consolidated
        Financial Statements (Unaudited)

(a)(2)  UNAUDITED FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.
        Unaudited consolidated financial statements of Knogo for the period ended November 30, 1994 (filed herewith):

        Knogo Corporation and Subsidiaries Condensed Consolidated
        Balance Sheet (Unaudited), at November 30, 1994

        Knogo Corporation and Subsidiaries Consolidated
        Statement of Operations (Unaudited), for the three- and nine-month periods ended November 30, 1994

        Knogo Corporation and Subsidiaries Consolidated Statement of Cash Flows (Unaudited), for the nine-month period ended November 30, 1994

        Knogo Corporation and Subsidiaries Notes to Consolidated
        Financial Statements (Unaudited)

(a)(3)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.
        Consolidated financial statements of Knogo for the fiscal year ended February 28, 1994 (previously filed):

        Independent Auditors' Report - Deloitte & Touche LLP

        Knogo Corporation and Subsidiaries Consolidated Balance
        Sheet, at February 28, 1994

        Knogo Corporation and Subsidiaries Consolidated Statement of Income, for the fiscal year ended February 28, 1994

        Knogo Corporation and Subsidiaries Consolidated Statement of Shareholders' Equity, for the fiscal year ended February 28, 1994

        Knogo Corporation and Subsidiaries Consolidated Statement of Cash Flows, for the fiscal year ended February 28, 1994

        Knogo Corporation and Subsidiaries Notes to Consolidated
        Financial Statements

(b) PRO FORMA FINANCIAL INFORMATION. Unaudited pro forma combined financial information as of September 30, 1994 and for the three months ended September 30, 1994 and 1993, and the fiscal year ended June 30, 1994 relating to the Company's acquisition of Knogo (previously filed):

        Unaudited Condensed Pro Forma Combined Balance
        Sheet, dated September 30, 1994

        Unaudited Condensed Pro Forma Combined Statement of Income, for the fiscal year ended June 30, 1994

        Unaudited Condensed Pro Forma Combined Statement of Income for the three months ended September 30, 1994

        Unaudited Condensed Pro Forma Combined Statement of Income for for the three months ended September 30, 1993

        Notes to Unaudited Condensed Pro Forma Combined
        Financial Information

(c)     EXHIBITS:



           Exhibit
           Number                Description
             2(a)   Agreement and Plan of Merger ("Merger
                    Agreement") dated August 14, 1994,
                    between Sensormatic Electronics
                    Corporation, Knogo Corporation
                    ("Knogo") and Knogo North America,
                    Inc. ("Knogo N.A.")
                    (including Exhibit A - Delaware
                    Certificate of Merger; Exhibit B - New
                    York Certificate of Merger; and
                    Exhibit C - Form of Contribution and
                    Divestiture Agreement (the "Divesti-
                    ture Agreement") between Knogo and
                    Knogo N.A.) (incorporated by
                    reference to Exhibit 2(a) to Registration
                    Statement on Form S-4, filed on
                    November 28, 1994 (File No. 33-56619)).

             2(b)   Form of License Agreement between
                    Knogo and Knogo N.A.
                    (Exhibit B to Divestiture Agreement)
                    (incorporated by reference to Exhibit 2(b) to Registration Statement on Form S-4, filed on November 28, 1994 (File
                    No. 33-56619)).

             2(c)   Form of Supply Agreement between Knogo
                    and Knogo N.A. (Exhibit C to
                    Divestiture Agreement) (incorporated by
                    reference to Exhibit 2(c) to Registration
                    Statement on Form S-4, filed on
                    November 28, 1994 (File No. 33-56619)).

                    The Supply Agreement, the License Agreement and the
                    Divestiture Agreement were each executed on December 29, 1994.

                    (Schedules to Exhibits 2(a), 2(b) and
                    2(c) are not included.  Copies will be
                    furnished supplementally to the
                    Securities and Exchange Commission
                    upon request.)

            23(a)   Consent of Deloitte & Touche LLP (previously filed)

            23(b)   Consent of Deloitte & Touche LLP (previously filed)



UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF KNOGO FOR THE
PERIOD ENDED NOVEMBER 30, 1994:


                       KNOGO CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                     (In thousands, except stock par value)

                                     November 30, 1994
ASSETS                                (Unaudited)
CASH AND CASH EQUIVALENTS              $  5,747
MARKETABLE SECURITIES                     2,814
ACCOUNTS RECEIVABLE, less allowance
   for doubtful accounts of $5,229       24,641
NET INVESTMENT IN SALES-TYPE LEASES      28,386
INVENTORIES                              20,431
SECURITY DEVICES-Net                      5,660
PROPERTY, PLANT AND EQUIPMENT-Net        20,200
OTHER ASSETS                              3,697
                                       --------
                                       $111,576

LIABILITIES AND SHAREHOLDERS' EQUITY

NOTES PAYABLE-BANKS                    $ 23,251
ACCOUNTS PAYABLE AND ACCRUED
   LIABILITIES                           19,109
INCOME TAXES PAYABLE                      1,050
DEFERRED INCOME TAXES                     1,155
DEFERRED LEASE RENTALS                    2,857
                                       --------
                                         47,422

SHAREHOLDERS' EQUITY
   Participating cumulative
     preferred shares, Series A,
     $.01 par value: authorized
     200 shares; none issued
   Preferred stock, $.01 par value:
     Authorized 2,800 shares;
     none issued
   Common stock, $.01 par value:
     Authorized 20,000 shares; issued
     and outstanding - 5,635 shares          56
   Additional paid-in capital            37,275
   Retained earnings                     11,130
   Equity adjustment from foreign
     currency translation                15,693
                                       --------
                                         64,154
                                       --------
                                       $111,576




See notes to the condensed consolidated financial statements.

KNOGO CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(In thousands, except per share data)


                                     Three Months Ended    Nine Months Ended
                                         November 30,         November 30,
                                       1994      1993       1994       1993
                                                   (Unaudited)
Revenues:
   Sales of security devices
     and related interest income     $19,032    $18,133    $51,515    $56,840
   Lease rentals and other             3,463      3,242      9,788     10,906
                                     -------    -------    -------    -------
     Total revenue                    22,495     21,375     61,303     67,746

Operating costs and expenses:
   Cost of security devices sold       9,387      7,783     23,564     24,938
   Depreciation and amortization
     of security devices and
     property, plant and equipment     1,207      1,174      3,619      3,762
   Selling, general and adminis-
     trative expenses                 12,680      9,225     33,537     30,116
   Research and development              960        917      3,090      2,880
   Unusual item (See Note G)             -          -          651        -
                                     -------    -------    -------    -------

     Total operating costs
        and expenses                  24,234     19,099     64,461     61,696
                                     -------    -------    -------    -------

Operating profit (loss)               (1,739)     2,276     (3,158)     6,050

Interest (income)                        (82)      (154)      (226)      (314)
Interest expense                         486        530      1,417      1,732
Foreign currency loss                    348        355        528        574
                                     -------    -------    -------    -------
Income (loss) before income taxes     (2,491)     1,545     (4,877)     4,058

Income taxes                              90        386        270      1,014
                                     -------    -------    -------    -------

Net income (loss)                    $(2,581)   $ 1,159    $(5,147)   $ 3,044
                                     -------    -------    -------    -------
Net income (loss) per common share    $ (.47)   $   .21    $  (.95)   $   .55
                                     -------    -------    -------    -------

Weighted average common shares         5,474      5,537      5,417      5,545


See notes to the condensed consolidated financial statements.

KNOGO CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
(In thousands)

                                               Nine Months Ended
                                                 November 30,
                                              1994          1993
                                                  (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income (loss)                         $(5,147)      $ 3,044
   Adjustments to reconcile net income
     (loss) to net cash (used in) or
     provided by operating activities:
        Depreciation and amortization
          of security devices and
          property, plant and equipment        2,880         3,247
        Deferred income taxes                    (86)          759
        Provision for bad debts                1,734         1,787
        Gain on disposal of property
          plant and equipment                     (2)          (32)
        Amortization of deferred charges          61            51
        Unrealized foreign currency
          transaction loss                       886           823
        Changes in operating assets and
          liabilities:
             Decrease in accounts
               receivable                      1,425         5,795
             (Increase) decrease in
               inventories                       707        (1,251)
             Increase in net
               investment in
               sales-type leases              (1,221)       (5,234)
             Increase in security
               devices-net                    (2,031)       (1,139)
             Decrease (increase)
               in other assets                   887           (57)
             (Decrease) increase
               in accounts
               payable and accrued
               liabilities                    (1,083)          639
             (Decrease) increase
               in income
               taxes payable                    (356)          180
             (Decrease) increase
               in deferred
               lease rentals                    (455)          322
                                             -------       -------
NET CASH (USED IN) OR PROVIDED
BY OPERATING ACTIVITIES                       (1,801)        8,934

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property, plant and
     equipment-net                            (1,646)       (1,185)
   Proceeds from sale of property,
     plant and equipment                         134           150
                                             -------       -------
NET CASH USED IN INVESTING ACTIVITIES         (1,512)       (1,035)

CASH FLOWS FROM FINANCING ACTIVITIES
   Net payments (repayments) under short
     -term lines of credit and overdraft
     facilities                                  969        (1,278)
   Repayments on long-term borrowings         (3,800)       (2,539)
   Proceeds from exercise of stock
     options                                   1,638           174
                                             -------       -------
NET CASH USED IN FINANCING ACTIVITIES         (1,193)       (3,643)

EFFECT OF EXCHANGE RATE ON CASH                 (225)          322
                                             -------       -------

(DECREASE) INCREASE IN CASH AND CASH
   EQUIVALENTS                                (4,731)        4,578

CASH AND CASH EQUIVALENTS, at beginning
   of period                                  10,478         7,351

CASH AND CASH EQUIVALENTS, at end of
   period                                    $ 5,747       $11,929

See notes to the condensed consolidated financial statements

KNOGO CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 1994


NOTE A -- BASIS OF PRESENTATION
The financial information presented is unaudited. In the opinion of management, all adjustments, consisting of normal recurring adjustments necessary for a fair presentation of the financial information for the periods indicated have been included. Interim results are not necessarily indicative of results for a full year.

NOTE B -- MERGER WITH SENSORMATIC AND SPIN-OFF
On June 27, 1994, Knogo announced that it was holding discussions involving a possible merger or sale of Knogo or the addition of a significant investor.

On August 14, 1994, Knogo and its newly established, wholly-owned subsidiary Knogo North America Inc. ("Knogo N.A.") entered into a Merger Agreement with Sensormatic Electronics Corporation ("Sensormatic"), contemplating the merger of Knogo into Sensormatic (the "Merger").
The Merger was consummated on December 29, 1994. Pursuant to the Merger, each share of Knogo common stock was converted into .5513 shares of Sensormatic common stock.

Immediately prior to the Merger, Knogo contributed to Knogo N.A.
certain assets and liabilities of Knogo relative to its operations in the United States, Canada and Puerto Rico (the "Knogo N.A. Territory") and the Knogo N.A. common stock was then distributed to the Knogo shareholders so that upon the effectiveness of the Merger Knogo's remaining business interests (i.e., all such interests outside of the United States, Canada and Puerto Rico) were combined with those of Sensormatic.

SUPPLY AND LICENSE AGREEMENT:
Pursuant to a related supply agreement, Sensormatic will be obligated to purchase products from Knogo N.A. in the amount of $12 million during the first 12 months following the Merger and an additional $12 million during the subsequent 18 months. Such products will be priced to yield Knogo N.A. a 35% gross margin.

Pursuant to a related license agreement, Sensormatic will have the exclusive right to manufacture and sell existing Knogo products outside the Knogo N.A. Territory and Knogo N.A. shall have such right within the Knogo N.A. Territory, except that Knogo N.A. and Sensormatic will each have the right to develop and market the SuperStrip technology in the Knogo N.A. Territory.

DECLINE IN OPERATIONS:
Subsequent to May 31, 1994, Knogo has experienced a decline in operating income principally as a result of declining revenues and of higher professional fees in connection with the proposed merger and related agreements.

NOTE C -- NET INCOME (LOSS) PER SHARE
Net Income (loss) per common share is computed using the weighted average number of common shares outstanding during the period, plus when dilutive, net additional shares issuable upon exercise of options.

NOTE D -- NET INVESTMENT IN SALES-TYPE LEASES
Knogo is the lessor of security devices under agreements expiring in various years through 2001. The net investment in sales-type leases consists of:


                                    November 30, 1994
                                     (000's omitted)
                                    ----------------
Minimum lease payments
   receivable                          $37,641
Allowance for uncollectible
   minimum lease payments               (1,893)
Unearned income                         (8,070)
Portion of lease payments
   representing executory costs         (1,179)
Unguaranteed residual value              1,887
                                       -------
                                       $28,386

NOTE E -- INVENTORIES
Inventories consist of the following:

                                 November 30, 1994
                                   (000's omitted)
                                  ----------------
Raw materials                          $ 4,422
Work-in-process                          9,340
Finished goods                           6,669
                                       -------
                                       $20,431

NOTE F -- SECURITY DEVICES ON LEASE
Security devices are stated at cost and are summarized as follows:

                                 November 30, 1994
                                   (000's omitted)
                                   ---------------
Security devices on lease              $20,677
Less allowance for depreciation         15,017
                                       -------
                                       $ 5,660

NOTE G -- UNUSUAL ITEM
On May 10, 1994, Arthur J. Minasy, Chairman of the Board of Directors and Chief Executive Officer, died. Knogo is paying a death benefit related to the termination of an employment contract in 24 equal monthly installments of $28,960, commencing in May 1994. This termination death benefit, with a present value of approximately $651,000 (computed at an effective rate of 7%), has been charged to expense in the first quarter of fiscal 1995.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    January 26, 1995

                                 SENSORMATIC ELECTRONICS CORPORATION


                                 By: /s/ MIGUEL A. FLORES
                                     Miguel A. Flores
                                     Vice President and Treasurer

                                 Exhibit Index


           Exhibit
            Number                Description
             2(a)   Agreement and Plan of Merger ("Merger
                    Agreement") dated August 14, 1994,
                    between Sensormatic Electronics
                    Corporation, Knogo Corporation
                    ("Knogo") and Knogo North America
                    Inc. ("Knogo N.A.") (including
                    Exhibit A - Delaware Certificate
                    of Merger; Exhibit B - New
                    York Certificate of Merger; and
                    Exhibit C - Form of Contribution and
                    Divestiture Agreement (the "Divesti-
                    ture Agreement") between Knogo and
                    Knogo N.A.) (incorporated by reference
                    to Exhibit 2(a) to Registration
                    Statement on Form S-4, filed on
                    November 28, 1994 (File No. 33-56619)).

             2(b)   Form of License Agreement between
                    Knogo and Knogo N.A. (Exhibit B
                    to Divestiture Agreement)
                    (incorporated by reference to Exhibit 2(b) to Registration Statement on Form S-4, filed on November 28, 1994
                    (File No. 33-56619)).

             2(c)   Form of Supply Agreement between Knogo
                    and Knogo N.A. (Exhibit C to
                    Divestiture Agreement) (incorporated by
                    reference to Exhibit 2(c) to Registration
                    Statement on Form S-4, filed on
                    November 28, 1994 (File No. 33-56619)).

                    The Supply Agreement, the License Agreement and the Divestiture Agreement were each executed on December 29, 1994.

                    (Schedules to Exhibits 2(a), 2(b) and
                    2(c) are not included.  Copies will be
                    furnished supplementally to the
                    Securities and Exchange Commission
                    upon request.)

            23(a)   Consent of Deloitte & Touche LLP (previously filed)

            23(b)   Consent of Deloitte & Touche LLP (previously filed)